Dreyfus

Short Term

High Yield Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus Short Term

                                                                High Yield Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short Term High Yield Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall a potential reemergence of inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began. Since June 1999, the Federal Reserve Board has raised short-term interest rates a total of 1.25 percentage points.

Higher interest rates led to some additional erosion of bond prices, especially during the last two months of 1999. During the first four months of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We  appreciate  your confidence over the past six months, and we look forward to
your   continued   participation   in  Dreyfus  Short  Term  High  Yield  Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term High Yield Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund achieved a total return of -2.36% .(1) This compares to a 0.25% total return for the fund's benchmark, the Merrill Lynch High Yield Master II Index for the same period.(2)

Because of its short-term nature, we also gauge the fund's performance against a shorter term benchmark: the Dreyfus Customized Limited Term High Yield Index, which produced a 0.40% return for the period.(3) This blended index is composed of four shorter term sub-indices of the Merrill Lynch High Yield Master II Index.

We attribute the fund' s underperformance to two primary factors. First, a significant portion of the fund's holdings was concentrated in lower rated high yield bonds. In a period in which investors shunned credit risk, lower rated high yield bonds fell more sharply in price than those rated in the "BB" range. Second, many of the fund's bonds were priced on a "yield-to-call" basis -- that is, we expected that they would be repaid (" called") well in advance of maturity. These bonds underperformed when, in a rising interest-rate environment, they were not called, but remained outstanding, resulting in their repricing at lower levels.

What is the fund's investment approach?

The   fund  seeks  to  maximize  current  income  by  investing  in  high  yield fixed-income securities. We limit average effective portfolio maturity and average effective portfolio duration of the fund to three years or less.

We normally invest most of the fund's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in early stages of development or may have highly leveraged balance
sheets.    To    compensate    the    buyer    for    the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management, financial strength and competition of each of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

The high yield market' s general decline continued through the end of 1999, driven largely by concerns over potential Y2K-related market disruptions. In anticipation of problems that proved unfounded, investors sold high yield mutual funds, and fund managers sold bonds to meet redemptions. At the same time, professional traders largely withdrew from the market. A large supply of high yield bonds was met by weak demand, and prices declined.

Once Y2K had passed, a post-Y2K recovery of the high yield market never materialized. The Federal Reserve Board continued raising interest rates into 2000, depressing bond prices across the board. Additionally, increased concern about potential defaults put further downward pressure on bond prices.

Finally, there appears to have been a marked shift in investor sentiment. In the past, investors seeking return found high yield bonds attractive. However, in current markets, investors have shifted their preference in favor of stocks over bonds. And, those investors with an interest in bonds have shown a strong preference for stability over risk, choosing to avoid the risk associated with the high yield marketplace. Investors also apparently believe that other options -- notably technology stocks -- offer better opportunity for gain, with less risk, than what can be found in the risk/return profile of high yield bonds. Collectively, these as well as other factors have caused investors to be net sellers of high yield mutual funds, putting strong, negative pressure on high yield bond prices.


What is the fund's current strategy?

We have continued to reposition the fund to enable it to provide as much liquidity as possible, while also reducing share price volatility. In doing so, we have de-emphasized lower rated high yield bonds, and have moved away from high yield bonds, the pricing of which depends on the probability of a short-term call. Rather, our focus currently is on domestic bonds rated at or near BB which pay cash interest and have a final maturity within five years.

The high yield market, in its current distressed state, is trading at depressed levels not seen in the past 10 years and we believe that at such levels, it may well offer significant value. However, in our view, any recovery will require a strong trigger event to spark renewed investor interest and confidence. For that reason, we continue to place focus on more defensive sectors -- sectors that tend to perform well in all economic environments.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D." IT IS ONLY USED FOR DREYFUS INTERNAL PURPOSES AS A PORTFOLIO MANAGEMENT BENCHMARK.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)


                                                     Principal
BONDS AND NOTES--96.8%                              Amount ($)                  Value ($)
----------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--1.5%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                          912,000                     825,360

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                               515,872                     505,555

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1996-1, Cl. D, 8.16%, 2002                    77,350                      75,542

                                                                               1,406,457

AUTOMOTIVE--4.1%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                        3,000,000                   2,722,500

Penda, Ser. B,

   Sr. Notes, 10.75%, 2004                         1,000,000                   1,040,000

                                                                               3,762,500

BUSINESS SERVICES--1.3%

Pierce Leahy,

   Sr. Sub. Notes, 11.125%, 2006                   1,130,000                   1,158,250

CABLE TELEVISION--13.1%

Adelphia Communications, Ser. B,

   Sr. Notes, 10.25%, 2000                           600,000                     604,968

Century Communications,

   Sr. Notes, 0%, 2003                             2,000,000                   1,480,000

Diamond Cable Communications:

   Sr. Discount Notes, 13.25%, 2004                2,250,000                   2,396,250

   Sr. Discount Notes, 0/11.75%, 2005              2,000,000  (a)              1,890,000

Net Sat Servicos,

   Sr. Secured Notes, 12.75%, 2001                   500,000  (b)                506,250

Pegasus Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2007                     2,000,000                   2,090,000

Pegasus Media & Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2005                     2,775,000                   2,962,312

                                                                              11,929,780

CHEMICALS--3.1%

ISP Holdings, Ser. B,

   Sr. Notes, 9.75%, 2002                          3,000,000                   2,865,000

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--4.1%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 8.085%, 2013             2,000,000  (c,d)            1,864,500


                                                     Principal

BONDS AND NOTES (CONTINUED)                         Amount ($)                  Value ($)
----------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Nomura Depositor Trust,

   Ser. 1998-STI, Cl. B2, 10.38%, 2003             2,000,000  (c,d)            1,841,250

                                                                               3,705,750

CONSTRUCTION--1.6%

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                       3,000,000  (e)              1,473,750

CONSUMER--10.2%

BPC Holding, Ser. B,

   Sr. Secured Notes, 12.5%, 2006                    373,000                     299,440

Coinmachine, Ser. D,

   Sr. Notes, 11.75%, 2005                         1,500,000                   1,327,500

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                    2,000,000                   2,090,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                 1,000,000  (e,f)              195,000

Southland,

   Deb., 5%, 2003                                  3,250,000                   2,860,000

Sweetheart Cup,

   Sr. Sub. Notes, 9.625%, 2000                    2,500,000                   2,500,000

                                                                               9,271,940

FINANCIAL--5.6%

Imperial Credit Capital Trust I, Ser. A,

   Remarketed Par Securities, 10.25%, 2002         2,000,000                   1,545,078

Reliance Group Holdings,

   Sr. Notes, 9%, 2000                             3,900,000                   3,529,500

                                                                               5,074,578

FOOD & BEVERAGES--1.6%

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                         2,000,000                   1,070,000

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                      450,000                     429,750

                                                                               1,499,750

FOREST PRODUCTS--5.1%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                    5,110,000                   4,624,550

HEALTH CARE--.9%

Eye Care Centers of America,

   Floating Interest Rate Sub. Term Securities,
   10.114%, 2008                                   1,500,000  (c)                817,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                     Principal

BONDS AND NOTES (CONTINUED)                         Amount ($)                  Value ($)
----------------------------------------------------------------------------------------------

INDUSTRIAL--2.1%

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                            500,000                     503,750

Vicap, S.A. de C.V.,

   Gtd. Sr. Notes, 10.25%, 2002                    1,500,000                   1,432,500

                                                                               1,936,250

METALS--4.2%

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                           2,000,000                     907,500

Oregon Steel Mills,

   First Mortgage, 11%, 2003                         698,000                     520,010

Renco Metals,

   Sr. Notes, 11.5%, 2003                          4,500,000                   2,362,500

                                                   3,790,010

REAL ESTATE--7.4%

Meditrust:

   Conv. Notes, 7.5%, 2001                         2,500,000                   2,218,750

   Medium-Term Notes, 7.77%, 2002                  1,000,000                     841,644

   Notes, 7.6%, 2001                                 395,000                     289,831

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                            4,000,000                   3,380,000

                                                                               6,730,225

RETAIL--1.1%

Cafeteria Operators

  ( Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                    1,000,000                     995,000

TECHNOLOGY--.6%

Baan,

   Conv. Sub. Notes, 4.5%, 2001                      675,000                     510,050

TELECOMMUNICATION/CARRIERS--.5%

GST USA,

   Sr. Discount Notes, 0/13.875%, 2005             1,000,000  (a)                415,000

TEXTILES--2.1%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                         3,317,519                   1,874,398

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 1999                      2,500,000  (e)                 50,000

                                                                               1,924,398

TRANSPORTATION--16.0%

Eletson Holdings,

   First Pfd. Ship Mortgage Notes, 9.25%, 2003       850,000                     786,250



                                                     Principal

BONDS AND NOTES (CONTINUED)                         Amount ($)                  Value ($)
----------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

International Shipholding,

   Sr. Notes, 9%, 2003                             3,000,000                   2,917,500

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   10.96%, 2006                                    3,000,000  (c)              2,265,000

OMI,

   Sr. Notes, 10.25%, 2003                         2,000,000                   2,020,000

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                          2,000,000                   1,750,000

Union Pacific,

   Sub. Deb, 5.5%, 2033                            3,068,000                   2,579,978

ValuJet,

   Sr. Notes, 10.25%, 2001                         2,450,000                   2,217,250

                                                                              14,535,978

UTILITIES--.4%

Hidroelectrica Piedra  Aguila:

   Medium-Term Notes, 8%, 2009                       250,000  (d)                178,750

   Medium-Term Notes, 8.25%, 2009                    250,000  (d)                156,875

                                                                                 335,625

WIRELESS COMMUNICATIONS--10.2%

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005             2,500,000  (a,d)            1,650,000

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                 5,000,000  (a)              4,537,500

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                 5,000,000  (a)              3,112,500

                                                                               9,300,000

TOTAL BONDS AND NOTES

   (cost $109,402,326)                                                        88,062,341
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS--.0%                                                                               Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER--.0%

Discovery Zone (warrants)                                                                         1,000  (d,g)                 1

Discovery Zone, Cl. A (warrants)                                                                  5,100  (d,g)                 5

Discovery Zone, Cl. B (warrants)                                                                  5,100  (d,g)                 5

Signature Brands (warrants)                                                                         750  (d,g)                --

Sun International Hotels                                                                            198  (d,g)             3,812

                                                                                                                           3,823

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                         Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS--.0%

Comunicacion Celular (warrants)                                                                   1,500  (d,g)            37,687

TOTAL COMMON STOCKS

   (cost $151,136)                                                                                                        41,510
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.1%
------------------------------------------------------------------------------------------------------------------------------------

ENERGY;

Contour Energy,

  Cum. Conv., $2.625

   (cost $893,525)                                                                               34,700  (g)             119,281
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Volkswagen of America,

  6.04%, 5/1/2000

   (cost $835,000)                                                                              835,000                  835,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $111,281,987)                                                              97.8%               89,058,132

CASH AND RECEIVABLES (NET)                                                                         2.2%                1,969,253

NET ASSETS                                                                                       100.0%               91,027,385

(A)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(B)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 8/5/2004.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,
     2000, THESE SECURITIES AMOUNTED TO $5,732,885 OR 6.3% OF NET ASSETS.

(E)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(F)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 10/30/2005.

(G)  NON-INCOME PRODUCING.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  111,281,987  89,058,13

Cash                                                                     45,027

Interest receivable                                                   2,190,126

Prepaid expenses and other assets                                         9,297

                                                                     91,302,582
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            84,464

Payable for shares of Beneficial Interest redeemed                      146,768

Accrued expenses                                                         43,965

                                                                        275,197
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,027,385
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     136,137,876

Accumulated undistributed investment income--net                        346,213

Accumulated net realized gain (loss) on investments                 (23,232,849)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                           (22,223,855)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       91,027,385
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                    9,279,296

NET ASSET VALUE, offering and redemption price per share ($)               9.81

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             6,848,521

Cash dividends                                                           1,040

TOTAL INCOME                                                         6,849,561

EXPENSES:

Management fee--Note 3(a)                                              353,532

Shareholder servicing costs--Note 3(b)                                 196,143

Interest expense--Note 2                                                35,398

Professional fees                                                       15,706

Prospectus and shareholders' reports                                    13,492

Registration fees                                                       12,667

Custodian fees--Note 3(b)                                                6,685

Trustees' fees and expenses--Note 3(c)                                   4,576

Miscellaneous                                                            6,004

TOTAL EXPENSES                                                         644,203

INVESTMENT INCOME--NET                                               6,205,358
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (11,347,522)

Net unrealized appreciation (depreciation) on Investments            2,188,047

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (9,159,475)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (2,954,117)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,205,358           17,871,788

Net realized gain (loss) from investments     (11,347,522)          (9,919,365)

Net unrealized appreciation (depreciation)
   on investments                               2,188,047           (1,835,044)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (2,954,117)           6,117,379
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (6,066,892)         (17,829,858)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  16,068,765          128,889,888

Dividends reinvested                            3,352,304           11,014,692

Cost of shares redeemed                       (59,985,845)        (164,056,826)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (40,564,776)         (24,152,246)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (49,585,785)         (35,864,725)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           140,613,170          176,477,895

END OF PERIOD                                  91,027,385          140,613,170

Undistributed investment income--net              346,213              207,747
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,568,104           11,336,857

Shares issued for dividends reinvested            330,131              981,803

Shares redeemed                                (5,849,368)         (14,528,971)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,951,133)          (2,210,311)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                   Six Months Ended
                                                                    April 30, 2000              Year Ended October 31,
                                                                                     ---------------------------------------------
                                                                     (Unaudited)     1999         1998          1997       1996(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    10.63        11.43        12.98         12.69      12.50

Investment Operations:

Investment income--net                                                    .59         1.16         1.22          1.29        .26

Net realized and unrealized
   gain (loss) on investments                                            (.85)        (.80)       (1.44)          .34        .19

Total from Investment Operations                                         (.26)         .36         (.22)         1.63        .45

Distributions:

Dividends from investment income--net                                    (.56)       (1.16)       (1.21)        (1.29)      (.26)

Dividends from net realized gain on investments                            --          --          (.12)         (.05)        --

Total Distributions                                                      (.56)       (1.16)       (1.33)        (1.34)      (.26)

Net asset value, end of period                                           9.81        10.63        11.43         12.98      12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        (4.73)(b)     3.06        (2.18)        13.38      17.02(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                        1.12(b)      1.08         1.06          1.09       .92(b)

Ratio of interest expense to average net assets                           .06(b)       .10          .12           .22         --

Ratio of net investment income
   to average net assets                                                11.38(b)     10.42         9.58         10.02      9.76(b)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation                          --          --            --           .02      1.62(b)

Portfolio Turnover Rate                                                  1.45(c)     64.80        71.00        102.59     77.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  91,027      140,613      176,478       146,727    18,779

(A) FROM AUGUST 16, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term High Yield Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,297 during the period ended April 30, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $11,879,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $1,960,000 of the carryover expires in fiscal 2006 and $9,919,000 expires in fiscal 2007.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended April 30, 2000 was approximately $1,230,500 with a related weighted average annualized interest rate of 5.77%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended
April   30,   2000,   the   fund   was   charged  $135,974  pursuant
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

to the Shareholder Services Plan, of which $26,068 was paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2000, the fund was charged $37,760 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2000 the fund was charged $6,685 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $1,568,532 and $38,408,312, respectively.

At  April  30,  2000, accumulated net unrealized depreciation on investments was
$22,223,855,   consisting   of   $150,951   gross  unrealized  appreciation  and
$22,374,806 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



NOTE 5--Subsequent Event:

On June 7, 2000, the fund's Board of Trustees approved, subject to approval by the shareholders of the fund, an Agreement and Plan of Recognization between the Company, on behalf of the fund and The Dreyfus/Laurel Fund's Trust (the "Trust") , on behalf of Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund" ), a series of the Trust, providing for the transfer of all assets and liabilities of the fund in a tax free exchange of shares of capital stock of the Acquiring Fund at net asset value and assumption of stated liabilities.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Short Term
                        High Yield Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   044SA004